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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) September 25, 2001
                                                       -------------------

                           IONIC FUEL TECHNOLOGY, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

              1-13234                                  06-1333140
              -------                                  ----------
           (Commission File Number) (IRS Employer Identification No.)

              330 Delaware Avenue, Wilmington, Delaware 19801-1622
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  302-427-5957
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



                       INFORMATION INCLUDED IN THIS REPORT

Items 1 through 4, 6 and 8 Not Applicable.

Item 5. OTHER EVENTS.

      (i) Reference is made to the press release issued to the public by the registrant on September 25, 2001, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibit

            99.1  Text of press release dated September 25, 2001.

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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:      September 26, 2001                  IONIC FUEL TECHNOLOGY, INC.
            ------------------



                                      /s/ Anthony J. S. Garner
                                   ---------------------------
                                   By: Anthony J. S. Garner
                                   Its: President and Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit         Document
-------         --------


99.1            Text of Press Release September 25, 2001